PO BOX 8035, CARY, NC 27512	YOUR VOTE IS IMPORTANT!
PLEASE VOTE BY:
INTERNET
Go To: www.proxypush.com/JNL
	●	Cast your vote online.
	●	Have your Proxy Card ready.
	●	Follow the simple instructions to record your vote.
PHONE
Call 1-866-256-0779
	●	Use any touch-tone telephone, 24 hours a day, 7 days a week.
	●	Have your Proxy Card ready.
	●	Follow the simple recorded instructions.
MAIL
	●	Mark, sign and date your Proxy Card.
	●	Fold and return your Proxy Card in the postage-paid envelope provided with the address below showing through the window.
IN PERSON
● Attend Shareholders Meeting at 1 Corporate Way, Lansing, MI 48951 on July 12, 2018.

PROXY TABULATOR PO BOX 8035 CARY, NC 27512-9916

  Please fold here—Do not separate

JNL/MMRS MODERATE FUND
A series of JNL Series Trust (the “Trust”)

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES SPECIAL MEETING OF SHAREHOLDERS – JULY 12, 2018

The undersigned shareholder hereby appoints Susan S. Rhee and Kelly L. Crosser as proxies of the undersigned, with full power of substitution to each, and hereby authorizes each of them to represent the undersigned and to vote at the Special Meeting of Shareholders of JNL/MMRS Moderate Fund (the “Fund”) to be held on Thursday, July 12, 2018 at 11:00 a.m., Eastern Time, at the offices of Jackson National Life Insurance Company, 1 Corporate Way, Lansing, Michigan 48951 (the “Meeting”) and at any and all adjournments or postponements thereof, all shares of the Fund which the undersigned would be entitled to vote if personally present, in accordance with the following instructions. The undersigned hereby revokes any and all proxies with respect to such shares previously given by the undersigned. The undersigned acknowledges receipt of the Proxy Statement relating to the Meeting. This proxy may be revoked at any time prior to its exercise at the Meeting by execution of a subsequent proxy card, by written notice to the Fund, c/o Proxy Tabulator, P.O. Box 8035, Cary, NC 27512-9916, or by voting at the Meeting.

The shares represented by each properly executed proxy will be voted in the manner specified in such proxy. If this proxy card is submitted with no direction, but is signed, dated, and returned, this proxy will be voted FOR the proposals specified on the reverse side. This proxy also grants discretionary power to vote upon such other business as may properly come before the Meeting.

Note: Please sign exactly as your name(s) appear(s) on this proxy card, and date it. When shares are held jointly, each holder should sign. When signing in a representative capacity, please give the full title.

Signature and Title, if applicable

Additional Signature (if held jointly)

Date
Scan code for mobile voting

PLEASE BE SURE TO SIGN AND DATE THIS CARD AND MARK ON THE REVERSE SIDE

PXY-MMRS MOD

EVERY VOTE IS IMPORTANT!

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting of Shareholders of the JNL/MMRS Moderate Fund , a series of JNL Series Trust, to be held on July 12, 2018:

The Proxy Statement for this Meeting and the accompanying Notice of Special Meeting of Shareholders and the form of proxy card are available at www.proxypush.com/JNL

PLEASE MARK, SIGN AND DATE THIS PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE. THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.
TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK. Example: ■

THE BOARD OF TRUSTEES RECOMMENDS A VOTE “FOR” EACH OF THE PROPOSALS.

		FOR	AGAINST	ABSTAIN

1A.	To approve name, investment objective, investment strategy and secondary benchmark changes for the Fund.	☐	☐	☐

1B.	To approve a change to the fundamental policy regarding diversification for the Fund.	☐	☐	☐

2.	To approve a proposed amendment to the Amended and Restated Investment Advisory and Management Agreement between the investment adviser, Jackson National Asset Management, LLC (“JNAM”), and the Trust, on behalf of the Fund.	☐	☐	☐

3.	To approve a proposed amendment to the Amended and Restated Investment Sub-Advisory Agreement between JNAM and T. Rowe Price Associates, Inc. (“T. Rowe”), appointing T. Rowe as sub-adviser to the Fund.	☐	☐	☐

4.	To approve a proposed amendment to the Amended and Restated Administration Agreement between JNAM and the Trust, on behalf of the Fund.	☐	☐	☐

5.	To transact other business that may properly come before the Meeting or any adjournments thereof.	 ~~☐~~ 	 ~~☐~~ 	 ~~☐~~

PLEASE BE SURE TO SIGN AND DATE THIS CARD ON THE REVERSE SIDE

PO BOX 8035, CARY, NC 27512	YOUR VOTE IS IMPORTANT!
PLEASE VOTE BY:
INTERNET
Go To: www.proxypush.com/JNL
	●	Cast your vote online.
	●	Have your voting instruction card ready.
	●	Follow the simple instructions to record your vote.
PHONE
Call 1-866-256-0779
	●	Use any touch-tone telephone, 24 hours a day, 7 days a week.
	●	Have your voting instruction card ready.
	●	Follow the simple recorded instructions.
MAIL
	●	Mark, sign and date your voting instruction card.
	●	Fold and return your voting instruction card in the postage-paid envelope provided with the address below showing through the window.
IN PERSON
● Attend Shareholders Meeting at 1 Corporate Way, Lansing, MI 48951 on July 12, 2018.

PROXY TABULATOR PO BOX 8035 CARY, NC 27512-9916

  Please fold here—Do not separate

JNL/MMRS MODERATE FUND
A series of JNL Series Trust (the “Trust”)

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES
SPECIAL MEETING OF SHAREHOLDERS – JULY 12, 2018

[INSURANCE COMPANY NAME DROP-IN]
The undersigned contract owner hereby instructs Jackson National Life Insurance Company and Jackson National Life Insurance Company of New York (each an “Insurance Company” and together the “Insurance Companies”) to vote all shares of JNL/MMRS Moderate Fund attributable to his or her variable annuity contract (“Variable Contract”) at the Special Meeting of Shareholders to be held on Thursday, July 12, 2018 at 11:00 a.m., Eastern Time, at the offices of Jackson National Life Insurance Company, 1 Corporate Way, Lansing, Michigan 48951, (the “Meeting”) and at any and all adjournments or postponements thereof, in accordance with the following instructions. The undersigned hereby revokes any and all voting instructions with respect to such shares previously given by the undersigned. The undersigned acknowledges receipt of the Proxy Statement relating to the Meeting. The undersigned may revoke this voting instruction at any time prior to the date on which the Insurance Companies will exercise voting instructions, July 10, 2018, by execution of subsequent voting instructions, c/o Proxy Tabulator, P.O. Box 8035, Cary, NC 27512-9916, or by appearing and providing voting instructions in person at the Meeting.

These voting instructions are being solicited by Jackson National Life Insurance Company, on behalf of its Jackson National Separate Account -I and by Jackson National Life Insurance Company of New York, on behalf of its JNLNY Separate Account I.

The Insurance Company that issued your Variable Contract will vote the shares related thereto as instructed. If this voting instruction card is not marked to indicate voting instructions but is signed, dated and returned, it will be treated as an instruction to vote the shares FOR the proposals specified on the reverse side. This voting instruction card also grants discretionary power to vote upon such other business as may properly come before the Meeting.

Note: Please sign exactly as your name(s) appear(s) on this voting instruction card, and date it. When shares are held jointly, each holder should sign. When signing in a representative capacity, please give the full title.

Signature and Title, if applicable

Additional Signature (if held jointly)

Date
Scan code for mobile voting

PLEASE BE SURE TO SIGN AND DATE THIS CARD AND MARK ON THE REVERSE SIDE

VIC-MMRS MOD

EVERY VOTE IS IMPORTANT!

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting of Shareholders of the JNL/MMRS Moderate Fund , a series of JNL Series Trust, to be held on July 12, 2018:

The Proxy Statement for this Meeting and the accompanying Notice of Special Meeting of Shareholders and the voting instruction card are available at www.proxypush.com/JNL

PLEASE MARK, SIGN AND DATE THIS VOTING INSTRUCTION CARD AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE. THIS VOTING INSTRUCTION CARD IS VALID ONLY WHEN SIGNED AND DATED.
TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK. Example: ■

THE BOARD OF TRUSTEES RECOMMENDS A VOTE “FOR” EACH OF THE PROPOSALS.

		FOR	AGAINST	ABSTAIN

1A.	To approve name, investment objective, investment strategy and secondary benchmark changes for the Fund.	☐	☐	☐

1B.	To approve a change to the fundamental policy regarding diversification for the Fund.	☐	☐	☐

2.
To approve a proposed amendment to the Amended and Restated Investment Advisory and Management Agreement between the investment adviser, Jackson National Asset Management, LLC (“JNAM”), and the Trust, on behalf of the Fund.
		☐	☐	☐

3.
To approve a proposed amendment to the Amended and Restated Investment Sub-Advisory Agreement between JNAM and T. Rowe Price Associates, Inc. (“T. Rowe”), appointing T. Rowe as sub-adviser to the Fund.
		☐	☐	☐

4.	To approve a proposed amendment to the Amended and Restated Administration Agreement between JNAM and the Trust, on behalf of the Fund.	☐	☐	☐

1.	To transact other business that may properly come before the Meeting or any adjournments thereof.	~~☐~~	~~☐~~	~~☐~~

PLEASE BE SURE TO SIGN AND DATE THIS CARD ON THE REVERSE SIDE